GOODWILL	12 Months Ended
Mar. 31, 2026
Goodwill [Abstract]
GOODWILL	GOODWILL
Goodwill is recognized at the acquisition date when total consideration exceeds the net identifiable assets acquired.

Cost	$
Balance as at March 31, 2024 - Restated - Note 2	35,037
Effect of foreign exchange	778
Balance as at March 31, 2025 - Restated - Note 2	35,815
Effect of foreign exchange	410
Balance as at March 31, 2026	36,225

Impairment
For purposes of the Company’s goodwill impairment testing, the Company has grouped certain CGUs to test at the lowest level at which management monitors goodwill for internal management purposes, which is the Company wide level.

The Company performed its annual impairment test of goodwill at March 31, 2026 and 2025. The recoverable amount was determined based on VIU and considered the cash flows of the CGU based on the current budget and future commercialization plans. In assessing the VIU, estimated future cash flows are discounted to their present value using a discount rate that reflects market assessments of the time value of money and the risks specific to the CGUs. The VIU calculations were performed using a pre-tax discount rate of 24.0% (March 31, 2025 - 20.3%). The Company utilized the run-off method, and no terminal period cash flows were considered. Based on the Company’s assessment, the recoverable amount is higher than the carrying value and therefore no impairment loss was recorded for the year ended March 31, 2026 or March 31, 2025.